Exhibit 10.13

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
                                       OF
                 FIRST ESSEX BANCORP, INC. AND ITS SUBSIDIARIES

     The Deferred Compensation Plan For Directors of First Essex Bancorp, Inc.
and Its Subsidiaries, is effective as of January ___, 1997.

     1. Eligibility. Any member of the Board of Directors of First Essex
Bancorp, Inc. or any of its subsidiaries (each such entity being referred to herein as the "Corporation") who is not an employee of First Essex Bancorp, Inc.
or any of its subsidiaries may elect to defer, in accordance with this Plan, payment of all or a portion of the cash compensation payable to him for service as such Director.

     2. Election to Defer. A Director's election to defer payments shall be made in writing and shall be effective upon receipt and acceptance by the Corporation. An election to defer shall be made no later than

          (i) with respect to the first year of the Plan, five (5) days after the date of adoption of this Plan by the Board of Directors, such election to apply to deferral of compensation to be earned in such calendar year after the date of such election to defer.

          (ii) with respect to each subsequent year of the Plan, ten (10) days preceding commencement of each calendar year, such election to apply to deferral of compensation to be earned in such year.

          (iii) with respect to new Directors, thirty (30) days after the date such person becomes a Director, such election to apply to deferral of compensation to be earned in the calendar year after the date of such election to defer.

     Any election may be revoked in writing and such revocation shall be effective upon receipt by the Corporation, but only as to compensation to be earned at and after commencement of the next succeeding calendar month. Any election may be changed in writing and shall be effective upon receipt by the Corporation, but only as to compensation to be earned at and after commencement of the next succeeding calendar year.

     3. Cash Deferral Account; Crediting of Interest. The Corporation shall maintain a book account to which each participating Director's deferred compensation shall be credited as of the end of each calendar month after such compensation is earned (the "Cash Deferral Account"). As of the end of each calendar month, the Corporation shall also credit each Cash Deferral Account with interest on the amount then standing in the Account, exclusive of any deferred compensation first credited to the Account as of such date. The rate to be used for this purpose shall be the maximum interest yield paid by First Essex
Bank with respect to its 36-month term deposit accounts in effect from time to time, or if there shall be no 36-month
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term deposit accounts, at the maximum interest yield paid on the term deposit account of such duration as most closely approximates 36 months.

     4. Time and Method of Payment

          (a) Amounts credited to a Director's deferred compensation account shall be paid, or commenced to be paid, on the January 15 coincident with or next following the date on which the Director ceases to be a member of the Board of Directors of the Corporation for any reason whatsoever. In the case of semi-annual installments, payments shall be made on each July 15.

          (b) Payments of deferred compensation may be made either in a single lump sum or in annual, or semi-annual, installments over a period of ten (10) years, as the Director may have irrevocably specified before the compensation is earned. In the absence of an effective election, payment shall be made in a single lump sum. In the case of installment payments, interest or dividend equivalents shall continue to be credited in accordance with Paragraph 3 or 4 during the payment period. The amount of each installment payment shall be equal to the amount credited to the deferred compensation account as of the preceding
June 30 or December 31, as the case may be, divided by the number of payments remaining to be made, including the current payment.

          (c) Elections by a Director of a method of payment under sub-paragraph
(b) shall be made in writing, effective upon receipt and acceptance by the Corporation, and applicable only to compensation to be earned after the effective date of the election. Such elections may also be changed by a Director, subject to the same restrictions.

          (d) Payments of deferred compensation shall be made as they become due to the Director if then living, otherwise to a beneficiary or beneficiaries designated by the Director in writing to the Corporation prior to the Director's death, or failing such designation, to the Director's estate.

          (e) Notwithstanding any provision hereof to the contrary, if a Director, or after a Director's death the Director's beneficiary, believes he is suffering from financial hardship, an application may be made to the Board of Directors of the Corporation for an acceleration of payments from the deferred compensation account of the Director. A "financial hardship" shall mean a need for financial assistance due to the occurrence of an unanticipated emergency caused by an event beyond the Director's control. The need for financial assistance must be such that the Director, any member of the Director's immediate family or, after the Director's death, a designated beneficiary will be subject to substantial hardship if the acceleration is not permitted. If the Board of Directors of the Corporation determines, in its sole discretion, that a hardship exists, the Corporation may accelerate payment to the Director or the designated beneficiary of only so much of the deferred compensation account as the Board of Directors of the Corporation may determine is required to alleviate such hardship, and the deferred compensation account shall be charged with said amount upon payment.

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     5. Limitation on Rights of Directors. No action taken pursuant to this Plan shall create or be deemed to create a trust or fiduciary relationship of any kind between the Corporation and the Directors. Although the Corporation shall have no obligation to establish any separate fund, reserve or to invest in any specific asset to provide security with respect to any deferred amounts during the deferral period, the Corporation may elect to do so and, in such event, the
Directors shall not have any interest in such assets and all such assets shall continue for all purposes to be a part of the general assets of the Corporation, with the title to the beneficial ownership of such assets remaining at all times in the Corporation. Each Director, his legal representative or any of his beneficiaries shall not have any right, other than the right of an unsecured general creditor of the Corporation, in respect to the deferred compensation account established hereunder, and such persons shall have no property interest in any specific assets of the Corporation.

     6. Nonforfeitable. The right of each Director to the payment of deferred compensation under this Plan shall be nonforfeitable and no action or failure to act by the Director, the Corporation or any other person shall deprive the Director of, or excuse the Corporation from its obligations to pay, the amounts due hereunder.

     7. Withholding Tax. The Corporation shall have the right to deduct from all deferred amounts or payments hereunder any federal or state taxes required by law to be withheld with respect to such deferred amounts or payments.

     8. Non-Assignable. The deferred compensation payable under this Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind, and any attempt to cause any compensation to be so subjected shall not be recognized.

     9. Termination and Amendment. This Plan may be amended at any time or may be terminated, in whole or in part, at any time, and from time to time, by First
Essex Bancorp, Inc. The foregoing provisions of this Paragraph notwithstanding, no amendment or termination of this Plan shall, without the consent of a Director, adversely affect the amounts payable hereunder on account of compensation deferred prior to the effective date of such amendment or termination.

     10. Notices. All notices, elections or designations by a Director to the Corporation shall be delivered in person or by registered mail, postage prepaid, and noted to be brought to the attention of the Treasurer, First Essex Bancorp, Inc.

     11. Governing Law. This Plan, and all actions taken hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, except as such laws may be superseded by any applicable federal law.

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                            FIRST ESSEX BANCORP, INC.
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

                          Election to Participate Form

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         Name (Please Print)                         Social Security Number


     1. Election to Defer. In accordance with the First Essex Bancorp, Inc.
Deferred Compensation Plan for Directors (the "Plan"), a copy of which has been provided to me, I hereby elect under the Plan to defer ____________% of any cash compensation that would otherwise be payable to me by the Corporation during the year ended December 31, _______.

     In accordance with the terms of the above election, I hereby elect that the aggregate amount of cash compensation deferred be limited to:

     [ ]      $__________________

     [ ]      No Limit.

     3. Designation of Time of Payment. I hereby irrevocably elect that my cash compensation deferred hereunder and the interest thereon become payable as follows:

     [ ] In a single lump sum on the January 15 coincident with or next following the date on which I cease to be a member of the Board of Directors of the Corporation for any reason whatsoever.

     [ ] In annual installments over a period of ten (10) years, commencing on the January 15 coincident with or next following the date on which I cease to be a member of the Board of Directors of the Corporation for any reason whatsoever.

     [ ] In semi-annual installments, payable on January 15 and July 15, over a period of ten (10) years, commencing on the January 15 coincident with or next following the date on which I cease to be a member of the Board of Directors of the Corporation for any reason whatsoever.

     4. Designation of Beneficiary. In the event that I die before all amounts credited to

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my Cash Deferral Account under the Plan shall have been paid to me, I designate the following person(s) or legal entity(ies) as my beneficiary(ies) for purposes of the Plan:

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
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Name and Address                               Percent       Relationship
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Name and Address of Secondary Beneficiaries (if any)
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

If more than one person is named in either of the above beneficiary classifications, payment of any amount from the Plan will be made to all surviving persons named in the classifications in the relative proportions indicated under "percent" (unless otherwise indicated in writing). Payment to secondary beneficiaries will be made only if there is no surviving primary beneficiary. If none of the above named beneficiaries survives me, my beneficiary will be my estate.

     5. Acknowledgment. I hereby acknowledge that I have received and reviewed a copy of the Plan. I understand that this election may be revoked in writing and such revocation shall be effective upon receipt by the Corporation, but only as to compensation to be earned at and after commencement of the next succeeding calendar month. I further understand that this election may be changed in writing and shall be effective upon receipt by the Corporation, but only as to compensation to be earned at and after commencement of the next succeeding calendar year. As to all amounts credited to my Cash Deferral Account pursuant to this election, this election is irrevocable and the amounts credited to my Cash Deferral Account shall be paid to me on the date I have elected hereunder regardless of any future action I may take. I further understand that I may not assign any payments or the rights of any payments under the Plan.


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Date                             Signature of Participant


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